                                                                    EXHIBIT 99.2
                                                                    ------------

      Preferred Mortgage 1996-2 CS First Boston Computational Materials


BOND PROFILE SUMMARY

_____________________________________________________________________________________
   Class  Original    Coupon  Avg.    CBE              1st    Last     Mod.   Legal
#  Name   Par           %     Life    Yield    Price   Pay    Pay      Dur.   Final
                              (yrs)                  (mm/yy) (mm/yy)  (yrs.) (mm/yy)
 ____________________________________________________________________________________
1  A1    80,200,000    6.34   0.90    5.965    99-31   1/97    7/98    0.85    5/03
2  A2    29,800,000    6.22   2.00    6.093    99-31   7/98    4/99    1.84    3/05
3  A3    43,700,000    6.33   3.00    6.268    99-31   4/99    8/00    2.66    4/07
4  A4    59,800,000    6.47   5.00    6.469    99-30   8/00    7/03    4.15    9/09
5  A5    16,300,000    6.85   7.20    6.869    99-31+  7/03    9/04    5.53    4/10
6  A6    50,200,000    7.08  10.60    7.120   100-00   9/04    7/11    7.20    2/18
 ___________________________________________

TO CALL:
6  A6    50,200,000    7.08   9.75    7.121    99-31   9/04    6/07    6.84    2/18

(1) Fixed Rate Certificates Prepayment Curve (PPC)= 100% of PPC.
    A 100% Prepayment Assumption assumes prepayments start at 4% in month 1, rise by 1.00% per month to 15% CPR in month 12 at 15% CPR thereafter on a seasoning adjusted basis.
(2) Coupon and price are assumed for computational materials.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO]  CS FIRST BOSTON

      Preferred Mortgage 1996-2 CS First Boston Computational Materials

BOND PROFILE SUMMARY


          % of PPC:     0        75        100       115       125       150      200
Implied Seasoned CPR:   0      11.25%     15.00%    17.25%    18.75%    22.50%   30.00%
_______________________________________________________________________________________


Class A1 $80,200,000; Legal Final 5/03
_______________________________________________________________________________________
TO MATURITY (Assumed Coupon 6.34%; Assumed Price 99-31)
Bond Yield:            6.28      6.02      5.97      5.93      5.91      5.87     5.77
Average Life:          3.08      1.04      0.90      0.84      0.81      0.74     0.63
Duration:              2.63      0.98      0.85      0.80      0.77      0.70     0.60
First Prin Pay:        1/97      1/97      1/97      1/97      1/97      1/97     1/97
Last Prin Pay:         5/03     12/98      7/98      5/98      5/98      3/98    12/97
_______________________________________________________________________________________


CLASS A2 $29,800,000; Legal Final 3/05
_______________________________________________________________________________________
TO MATURITY (Assumed Coupon 6.22%; Assumed Price 99-31)
Bond Yield:            6.24      6.13      6.09      6.07      6.06      6.03     5.97
Average Life:          7.43      2.47      2.00      1.80      1.70      1.49     1.24
Duration:              5.80      2.23      1.84      1.66      1.57      1.39     1.17
First Prin Pay:        5/03     12/98      7/98      5/98      5/98      3/98    12/97
Last Prin Pay:         3/05     11/99      4/99      1/99     12/98      8/98     4/98
_______________________________________________________________________________________


CLASS A3 $43,700,000; Legal Final 4/07
_______________________________________________________________________________________
TO MATURITY (Assumed Coupon 6.33%; Assumed Price 99-31)
Bond Yield:            6.36      6.29      6.27      6.25      6.24      6.22     6.17
Average Life:          9.38      3.73      3.00      2.69      2.51      2.16     1.70
Duration:              6.89      3.24      2.66      2.41      2.26      1.97     1.58
First Prin Pay:        3/05     11/99      4/99      1/99     12/98      8/98     4/98
Last Prin Pay:         4/07      6/01      8/00      3/00     12/99      7/99    12/98
_______________________________________________________________________________________


CLASS A4 $59,800,000; Legal Final 9/09
_______________________________________________________________________________________
TO MATURITY (Assumed Coupon 6.47%; Assumed Price 99-30)
Bond Yield:            6.51      6.48      6.47      6.46      6.45      6.44     6.41
Average Life:         11.63      6.14      5.00      4.48      4.18      3.58     2.74
Duration:              7.96      4.92      4.15      3.78      3.56      3.10     2.44
First Prin Pay:        4/07      6/01      8/00      3/00     12/99      7/99    12/98
Last Prin Pay:         9/09     12/04      7/03     11/02      6/02      9/01     7/00
_______________________________________________________________________________________


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO]  CS FIRST BOSTON

      Preferred Mortgage 1996-2 CS First Boston Computational Materials

BOND PROFILE SUMMARY

            % of PPC:   0        75        100       115       125       150      200
Implied Seasoned CPR:   0      11.25%     15.00%    17.25%    18.75%    22.50%   30.00%
_______________________________________________________________________________________


CLASS A5 $16,300,000; Legal Final 4/10
_______________________________________________________________________________________
TO MATURITY (Assumed Coupon 6.85%; Assumed Price 99-31+)
Bond Yield:            6.90      6.88      6.87      6.86      6.86      6.85      6.82
Average Life:         13.10      8.63      7.20      6.50      6.08      5.21      4.00
Duration:              8.42      6.34      5.53      5.10      4.84      4.27      3.40
First Prin Pay:        9/09     12/04      7/03     11/02      6/02      9/01      7/00
Last Prin Pay:         4/10      3/06      9/04     12/03      7/03      8/02      4/01
_______________________________________________________________________________________


CLASS A6 $50,200,000; Legal Final 2/18
_______________________________________________________________________________________
TO MATURITY (Assumed Coupon 7.08%; Assumed Price 100-00)
Bond Yield:            7.13      7.12      7.12      7.12      7.11      7.11      7.09
Average Life:         14.18     11.78     10.60      9.90      9.44      8.37      6.60
Duration:              8.71      7.74      7.20      6.85      6.62      6.06      5.06
First Prin Pay:        4/10      3/06      9/04     12/03      7/03      8/02      4/01
Last Prin Pay:        12/11      9/11      7/11      5/11      3/11      9/10      3/09
 ____________________________________
CALL (Assumed Coupon 7.08%; Assumed Price 99-31)
Bond Yield:            7.13      7.13      7.12      7.12      7.11      7.11      7.09
Average Life:         14.03     11.14      9.75      8.98      8.45      7.38      5.70
Duration:              8.66      7.49      6.84      6.45      6.17      5.58      4.55
First Prin Pay:        4/10      3/06      9/04     12/03      7/03      8/02      4/01
Last Prin Pay:         3/11     10/08      6/07      9/06      2/06      1/05      3/03
_______________________________________________________________________________________


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO]  CS FIRST BOSTON

      Preferred Mortgage 1996-2 CS First Boston Computational Materials

FIXED RATE COLLATERAL SUMMARY

  Total Number of Loans                 6,167                    Level Pay            100.00%
  Total Outstanding Loan Balance $212,031,738                    1st Lien                .07%
                                                                 2nd Lien              99.67%
                                                                 3rd Lien                .26%


                                                  RANGE                     % TOTAL    # LOANS
  Avg Loan Balance         $ 34,381.67 (Less than)=  14,999.99                 .96       153
  Highest Balance          $139,599.64     15,000 -  29,999.99               28.70     2,500
  Lowest Balance           $  9,830.53     30,000 -  44,999.99               39.09     2,246
                                           45,000 -  59,999.99               26.50     1,125
                                           60,000 -  74,999.99                3.55       115
                                           75,000 - 139,599.64                1.21        28


                                                  RANGE                     % TOTAL    # LOANS
  Wtg Avg Coupon                   13.46% (Less than)  = 10.99%                .77        47
  Highest Coupon                   17.25%       11.00% - 11.99%               7.70       454
  Lowest Coupon                    10.21%       12.00% - 12.99%              19.96     1,193
                                                13.00% - 13.99%              51.29     3,189
                                                14.00% - 14.99%              16.21     1,014
                                                15.00% - 17.25%               4.08       270


                                                      RANGE                 LEVEL PAY  BALLOON
  Wtd Avg Remaining Term          176.24               1 - 172               18.49%      .00%
  Highest Remaining Term             240             173 - 176               25.52%      .00%
  Lowest Remaining Term              106             177 - 180               55.92%      .00%
                                                     181 - 240                 .06%      .00%

 Wtd Avg Seasoning                  3.79
 Highest Seasoning                    18
 Lowest Seasoning                      0


                                                      RANGE     % TOTAL   # LOANS
  Wtd Avg Orig CLTV               110.19%    0.01%  -  80.00%     2.99      182
  Highest CLTV                    125.00%   80.01%  -  90.00%     6.98      448
                                            90.01%  - 100.00%    16.52    1,035
                                           100.01%  - 109.99%    15.75      974
                                           110.00%  - 125.00%    57.75    3,528

Geographics  CA 69%, ID 7%, CO 3%, WY 2%, SD 2%, OR 2%, NE 2%



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


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